UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

UTC North America Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Miwlaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2012

Date of reporting period:  June 30, 2012

Item 1. Reports to Stockholders.

UTC North American Fund, Inc.
Letter to Shareholders
For the Six Months period January 1, 2012 to June 30, 2012

Dear Shareholders:

For the six months ended June 30, 2012, the UTC North American Fund had a net return of 3.60%, underperforming the benchmark return of 7.44% by 3.84%. The equity markets posted positive returns for the period in review, returning 9.49%, whilst the bond markets returned 2.65%.

The Fund’s performance was adversely affected by its underweighted position in equities for the first two months of the year. The Fund’s underweighted position in the financial sector for the four month period ended April 30, 2012, also had an adverse effect on Fund performance relative to the benchmark return. The financial sector was the second best performing sector over the period, posting returns of 18.43%.

Over the six month period ended June 30, 2012, equities outperformed bonds by 6.84% given the improving economic data emanating from the U.S. However, after the first quarter of 2012, there was evidence that economic conditions were starting to recede, as economic data on jobless claims and industrial production started to increase and decrease respectively. However, continued commitment by the U.S. Federal Reserve Bank to maintain an accommodative monetary policy and provide further stimulus to the economy if needed, augured well for maintaining confidence within the equity markets.

Adjustments in the Fund’s asset allocation were done in the first quarter of 2012 by adopting an equal-weight position in both equities and bonds so as to reduce the volatility of returns relative to the Fund’s benchmark. This adjustment was necessary at that time, due to the continued levels of extreme volatility in the financial markets.

For the period in review, the top three performing equity sectors were Telecom, Information Technology and Financials, posting gains of 13.84%, 12.71% and 12.63% respectively. The three sectors that posted the lowest returns, on a relative basis, were Materials, Utilities and Energy, posting returns of 5.30%, 2.64% and -3.37% respectively.

Global financial markets for the first half of the year experienced significant volatility and heightened levels of uncertainty from investors stemming from the ongoing debt crisis emanating from the Euro-Zone and the slowing of global economic growth. Nevertheless, continued commitment by central banks globally to alleviate any further weakening of global economic activity kept equity markets in positive territory. We expect that these challenging economic times may extend well into 2012. However, we continue to believe, that on a relative basis, the U.S. economy is weathering the global economic challenges better than most developed economies.

According to a report by the International Institute for Labour Studies released in May, corporate profits, which keep hitting all-time highs, are back to their pre-recession levels of about 15.00% of gross domestic product.  Although U.S. corporate profits have returned to pre-recession levels, hiring and investment have not. This could pave the way for slow economic growth in the future.

Going forward, the Manager would maintain its conservative stance with respect to investment management. Equities that are defensive in nature and perform relatively well in challenging economic times will be favoured relative to equities that depend heavily on economic growth to perform. With respect to fixed income (bonds), the Managers will continue to invest in high quality bonds that perform well in a slow growth economic environment.

Although investors currently face threats within the global investment landscape, there also exists numerous opportunities. As such, the Manager will continue to regularly assess the global economic climate and make necessary changes to investments within the Fund as needed. We are of the view that in this ‘slow growth’ economic environment, income generation and preservation of shareholders’ capital are of utmost importance.

Ms. Amoy Van Lowe
President

UTC North American Fund Inc. (the "Fund") is distributed in the U.S. by UTC Financial Service USA, Inc. (the "Broker-Dealer"), a FINRA member firm. The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and the parent to the Broker-Dealer.

“The Manager” in the Shareholder Letter refers to ‘UTC Fund Services Inc.’

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflect the opinions of the Advisor as of June 30, 2012, are subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments in this report.

UTC North American Fund, Inc.
Investment Results
For the Period Ended June 30, 2012
(Unaudited)

		Annualized
	Six Months Ended	One Year Ended	Five Years Ended	Ten Years Ended
	June 30, 2012	June 30, 2012	June 30, 2012	June 30, 2012
UTC North American Fund	3.60%	(2.29)%	(3.71)%	2.12%

S&P 500 Index	9.49%	5.45%	0.22%	5.33%

UTC North American Fund Blended Index	7.44%	6.45%	2.22%	5.47%

Barclays Capital Government/Credit Bond Index	2.65%	8.78%	6.90%	5.79%

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

BARCLAYS CAPITAL GOVERNMENT/CREDIT BOND INDEX - The Barclays Government/Credit Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

UTC NORTH AMERICAN FUND BLENDED INDEX - Represents an index which consists of a 70 / 30% weighting between the S&P 500 Index and the Barclays Capital Government/Credit Bond Index, respectively.

UTC North American Fund, Inc.
Additional Information on Fund Expenses
For the Six Months Ended June 30, 2012
(Unaudited)

For the Six Months Ended June 30, 2012

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (the Fund does not impose a sales charge (load) on purchase payments, reinvested dividends, or other distributions); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/12 – 6/30/12).

Actual Expenses
The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load,  you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the value of shares redeemed if you redeem your shares in the Fund 30 days after the date of purchase.  To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary.  These expenses are not included in the example below.  The example below includes management fees, registration fees and other expenses.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles in the United States.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended June 30, 2012

	Beginning Value 01/01/12	Ending Value 6/30/12	Expenses Paid During the Period 01/01/12 – 6/30/12*
Actual	$1,000.00	$1,036.00	$12.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.86	$12.76

*Expenses are equal to the Fund’s annualized expense ratio of 2.53% multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).
SE

UTC North American Fund, Inc.

Asset Breakdown
June 30, 2012 (Unaudited)
(as a % of investments)

Mortgage Backed Securities
0.9%
Short Term Securities
1.0%
Asset Backed Securities
0.4%
Investment Companies
10.1%
Corporate Bonds
17.4%
Common Stocks
70.2%

UTC North American Fund
Schedule of Investments
June 30, 2012 (Unaudited)

Shares		Value
	COMMON STOCKS - 70.2%
	Commercial Banks - 2.8%
25,545	Wells Fargo & Co.	$854,225

	Computers & Peripherals - 5.7%
1,733	Apple Inc. (a)	1,012,072
29,260	EMC Corp. (a)	749,934
		1,762,006
	Diversified Financial Services - 0.4%
10,799	Bank of America Corp.	88,336
980	Citigroup, Inc.	26,862
		115,198
	Diversified Telecommunication Services - 2.1%
14,511	Verizon Communications Inc.	644,869

	Electric Utilities - 2.8%
18,880	The Southern Co.	874,144

	Electronic Equipment, Instruments & Components - 0.7%
17,400	Corning Inc.	224,982

	Food Products - 2.9%
22,790	Kraft Foods, Inc. - Class A	880,150

	Health Care Providers & Services - 2.0%
6,300	UnitedHealth Group Inc.	368,550
3,700	WellPoint Inc.	236,023
		604,573
	Hotels, Restaurants & Leisure - 6.1%
2,963	McDonald's Corp.	262,314
14,404	Starbucks Corp.	768,021
13,192	Yum! Brands, Inc.	849,829
		1,880,164
	Household Products - 0.9%
4,352	The Procter & Gamble Co.	266,560

	Industrial Conglomerates - 2.1%
7,299	3M Co.	653,990

	Internet Software & Services - 1.8%
934	Google Inc. - Class A (a)	541,785

	IT Services - 4.9%
13,863	Automatic Data Processing, Inc.	771,615
3,681	International Business Machines Corp. (IBM)	719,930
		1,491,545
	Machinery - 2.0%
7,373	Caterpillar Inc.	626,042

	Metals & Mining - 1.2%
24,106	Yamana Gold Inc. - (b)	371,232

	Oil, Gas & Consumable Fuels - 7.6%
2,961	Chevron Corp.	312,386
17,953	Energy Transfer Partners, L.P.	793,343
3,157	Exxon Mobil Corp.	270,144
11,853	Plains All American Pipeline. L.P.	957,841
		2,333,714
	Pharmaceuticals - 6.1%
12,920	Johnson & Johnson	872,875
43,649	Pfizer Inc.	1,003,927
		1,876,802
	Real Estate Investment Trusts (REITs) - 6.2%
12,107	American Tower Corp.	846,400
6,738	Simon Property Group Inc.	1,048,837
		1,895,237

	Road & Rail - 3.3%
8,433	Union Pacific Corp.	1,006,141

	Semiconductors & Semiconductor Equipment - 1.7%
19,300	Intel Corp.	514,345

	Specialty Retail - 2.7%
19,343	The TJX Companies, Inc.	830,395

	Thrifts & Mortgage Finance - 0.9%
22,224	New York Community Bancorp, Inc.	278,467

	Tobacco - 3.3%
28,906	Altria Group, Inc.	998,702

	TOTAL COMMON STOCKS (Cost $19,632,693)	21,525,268

	EXCHANGE TRADED FUNDS - 10.1%
	Investment Companies - 10.1%
5,400	iShares Barclays Credit Bond Fund (a)	599,346
1,317	iShares Barclays Government/Credit Bond Fund (a)	151,376
13,079	iShares iBoxx $ Investment Grade Corporate Bond Fund (a)	1,538,875
9,773	Vanguard Total Bond Market ETF	824,646
	TOTAL EXCHANGE TRADED FUNDS (Cost $3,035,389)	3,114,243

	ASSET BACKED SECURITIES - 0.4%
	Continental Airlines Inc. Pass Thru Certificates
61,658	7.707%, 10/02/2021(Acquired 07/19/2005, Cost $61,714) (c)(d)	67,053
	FedEx Corp.
57,607	8.760%, 05/22/2015	62,216
	TOTAL ASSET BACKED SECURITIES (Cost $121,472)	129,269

	CORPORATE BONDS - 17.4%
	Metals & Mining - 5.4%
	Barrick Gold Corp.
690,000	6.950%, 04/01/2019 (b)	859,664
	Usiminas Commercial Ltd
750,000	7.250%, 01/18/2018 (Acquired Various Dates, Cost $782,856) (b)(c)	791,250
		1,650,914
	Oil, Gas & Consumable Fuels - 7.7%
	Husky Energy, Inc.
500,000	7.250%, 12/15/2019 (b)	618,054
	Petroldrill Four Ltd.
66,697	4.620%, 04/15/2016	70,449
	Petroleum Co. of Trinidad & Tobago Ltd.
675,000	9.750%, 08/14/2019 (b)	834,637
	Talisman Energy, Inc.
695,000	7.750%, 06/01/2019 (b)	853,931
		2,377,071
	Road & Rail - 0.4%
	Norfolk Southern Corp.
100,000	5.257%, 09/17/2014	109,328

	Tobacco - 0.7%
	Altria Group, Inc.
210,000	8.500%, 11/10/2013	230,777

	Transportation - 3.2%
	The Burlington Northern and Santa Fe Railway Co.
83,016	5.943%, 01/15/2022	93,839
	Canadian Pacific Railway Co.
720,000	7.250%, 05/15/2019 (b)	886,589
		980,428
	TOTAL CORPORATE BONDS (Cost $5,166,201)	5,348,518

	MORTGAGE BACKED SECURITIES - 0.9%
	GS Mortgage Securities Corp. II
250,000	5.807%, 08/10/2045 (e)	278,462
	TOTAL MORTGAGE BACKED SECURITIES (Cost $189,845)	278,462

	U.S. TREASURY BILLS - 1.0%
38,000	0.127%, 11/29/2012	37,980
37,000	0.136%, 12/06/2012	36,978
21,000	0.139%, 12/13/2012	20,987
195,000	0.144%, 12/20/2012	194,866
2,000	0.152%, 12/27/2012	1,998

	TOTAL U.S. TREASURY BILLS (Cost $292,883)	292,809

	Total Investments (Cost $28,438,483) - 100.0%	30,688,569
	Liabilities in Excess of Other Assets - 0.0%	(4,543)
	TOTAL NET ASSETS - 100.0%	$30,684,026

(a)	Non-income producing security.
(b)	Foreign Issued Security. The total value of these securities amounted to $5,215,357 (17.0% of net assets) at June 30, 2012.
(c)	Restricted Security. The total value of restricted securities is $858,303 (2.8% of net assets) at June 30, 2012.
(d)	Illiquid Security. The total value of illiquid securities is $67,053 (0.2% of net assets) at June 30, 2012.
(e)	Variable Rate.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LCL

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Statement of Assets and Liabilities
June 30, 2012 (Unaudited)

ASSETS
Investments, at value (cost $28,438,483)	$30,688,569
Dividends receivable	34,145
Interest receivable	84,364
Cash	382
Receivable from fund shares sold	118
Other assets	26,747
TOTAL ASSETS	30,834,325

LIABILITIES
Accrued audit fees	16,348
Accrued board meeting fees	28,356
Accrued distribution fees	38,032
Accrued legal fees	3,020
Accrued service fees	19,016
Payable to advisor	11,464
Other accrued expenses	34,063
TOTAL LIABILITIES	150,299

NET ASSETS	$30,684,026

Net assets consist of:
Capital stock ($0.01 par value)	28,790,393
Accumulated undistributed net investment income	55,652
Accumulated net realized loss on investments sold	(412,105)
Net unrealized appreciation on investments	2,250,086
NET ASSETS	$30,684,026

Shares outstanding (8,000,000 shares authorized)	3,134,495

Net asset value, redemption price and offering price per share (1)	$9.79

(1) A redemption fee may be charged. Redemption price will vary based upon the time the Fund is held.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Statement of Operations
For The Period Ended June 30, 2012 (Unaudited)

INVESTMENT INCOME
Interest income	$135,135
Dividend income (Net of foreign withholding tax of $752)	305,689
TOTAL INVESTMENT INCOME	440,824

EXPENSES
Distribution fees (Note 4 and 5)	76,004
Advisory fees (Notes 3 and 5)	75,297
Professional fees	65,466
Shareholder servicing and accounting costs	55,892
Service fees (Note 4 and 5)	38,002
Administration fees	30,354
Custody fees	12,307
Board meeting expense (Note 5)	6,751
Directors fees and expenses	3,681
Federal and state registration fees	1,440
Other expenses	19,978
TOTAL EXPENSES	385,172

NET INVESTMENT INCOME	55,652

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	569,916
Change in unrealized appreciation/depreciation on investments	451,038

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,020,954

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,076,606

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011
	(Unaudited)
OPERATIONS:
Net investment income	$55,652	$43,580
Net realized gain (loss) on investments	569,916	(1,090,919)
Change in unrealized appreciation/depreciation on investments	451,038	(25,987)
Net increase (decrease) in net assets from operations	1,076,606	(1,073,326)

FROM DISTRIBUTIONS
Net investment income	-	(79,632)
Net realized gain on investments	-	(1,096,680)
Net decrease in net assets resulting from distributions paid	-	(1,176,312)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	76,160	176,194
Net asset value of shares issued in reinvestment of distributions to shareholders	-	1,102,390
Payments for shares redeemed	(299,338)	(662,851)
Redemption fees	7	-
Net increase (decrease) in net assets resulting from capital share transactions	(223,171)	615,733

TOTAL INCREASE (DECREASE) IN NET ASSETS	853,435	(1,633,905)

NET ASSETS
Beginning of period	29,830,591	31,464,496

End of period (Undistributed net income $55,652 and $0, respectively)	$30,684,026	$29,830,591

CHANGE IN SHARES OUTSTANDING:
Shares sold	7,858	17,170
Reinvestment of distributions	-	116,655
Shares redeemed	(30,702)	(64,425)
Net Increase (Decrease)	(22,844)	69,400
Beginning shares	3,157,339	3,087,939
Ending shares	3,134,495	3,157,339

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Financial Highlights

	For the
	Six Months
	Ended		Year Ended December 31,
	6/30/2012		2011		2010		2009		2008		2007
	(Unaudited)
Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of period	$9.45		$10.19		$9.66		$8.24		$12.10		$11.89

Income from investment operations:
Net investment income (loss)	0.02	(1)	0.02	(1)	0.01	(1)	(0.01)	(2)	(0.01)	(1)	(0.12)	(1)
Net realized and unrealized gain (loss) on investments	0.32		(0.37)		0.52		1.43		(3.85)		0.33
Total from investment operations	0.34		(0.35)		0.53		1.42		(3.86)		0.21

Less distributions
From net investment income	-		(0.03)		-		-		-		-
From net realized gains	-		(0.36)		-		-		-		-
Total Distributions	-		(0.39)		-		-		-		-

Net asset value, end of period	$9.79		$9.45		$10.19		$9.66		$8.24		$12.10

Total return	3.60%	(3)	(3.47)%		5.49%		17.23%		(31.90)%		1.77%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$30,684		$29,831		$31,464		$34,618		$30,599		$16,134

Ratio of expenses to average net assets	2.53%	(4)	2.46%		2.51%		2.97%		3.93%		3.51%

Ratio of net investment income (loss) to average net assets	0.37%	(4)	0.14%		0.25%		(0.11)%		(1.37)%		(0.95)%

Portfolio turnover rate	42.85%		114.22%		64.61%		33.49%		19.95%		4.73%

(1)	Net investment income (loss) per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book to tax differences.
(2)	Net investment loss per share is calculated using average shares outstanding.
(3) Not Annualized
(4) Annualized

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
June 30, 2012

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund is subject to expenses pursuant to service and distribution plans described in Note 4.  The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 days.  The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)
Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”).  Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded.  Exchange-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices.  Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors.  Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value.  Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Summary of Fair Value Measurement at June 30, 2012

In accordance with the Financial Accounting Standard Board (“FASB”) Accounting Standard Codification (“ASC”) 820, Fair Value Measurements and Disclosure, fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The investments whose values are based on quoted market prices in an active market, and are therefore classified within Level 1, include active listed domestic equities, including listed ADRs and Exchange Traded Funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include asset backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and ADRs.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following is a summary of the inputs used to value the Fund's portfolio as of June 30, 2012:
	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$-	$62,216	$67,053	$129,269
Common Stocks	21,525,268	-	-	21,525,268
Corporate Bonds	-	5,348,518	-	5,348,518
Exchange Traded Funds	3,114,243	-	-	3,114,243
Mortgage Backed Securities	-	278,462	-	278,462
U.S. Treasury Bills	-	292,809	-	292,809
Total*	$24,639,511	$5,982,005	$67,053	$30,688,569

Investments in Securities
Period Ended
Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	June 30, 2012
Fair Value as of 12/31/11	$66,363
Total unrealized gain (losses) included in earnings	690
Total realized gain (losses) included in earnings	-
Purchases	-
Sales	-
Transfers in (out)	-
Fair Value as of 6/30/12	$67,053

*Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no transfers in and out of Level 1, Level 2 and Level 3 for the period ended June 30, 2012 for the Fund, as compared to their classification from the prior annual report.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 requires additional disclosures regarding fair value measurements. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years at which time, the Funds will need to disclose the following:
1.     The amounts of any transfers between Level 1 and Level 2 and the reason for those transfers, and
2.     For level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between the inputs.
The Fund has disclosed the applicable requirements of this accounting standard in their financial statements.

The Fund does not maintain any positions in derivative instruments, and did not engage in derivative activities during the period ended June 30, 2012.

b)
Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

The Fund is required to perform an evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a "more likely than not" standard that, based on the technical merits, have more than a fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Fund has analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities.  Open tax years include the tax years ended December 31, 2008 through December 31, 2011. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year end December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d)
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the financial statements.  Actual results could differ from those estimates.

e)
Foreign Investment Risk - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f)
Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars.  Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.  For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities.  However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g)
Other – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Bond premiums and discounts are amortized using the effective interest method.

2.	INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the period ended June 30, 2012 were as follows:

	Purchase	Sales
U.S. Government	$-	$-
Other	14,251,875	12,801,173

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted. The RIC Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original loss retained. However, any new capital losses will be required to be utilized prior to the capital losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31. Except for the simplification provisions related to RIC qualification, the RIC Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the Fund had accumulated capital loss carryforwards of $728,127. All capital loss carryforwards accumulated in prior years have been used to offset gains.

LT Amount	ST Amount	Expiration
$ -	$728,127	indefinite

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$28,233,176

Gross unrealized appreciation	$2,993,630
Gross unrealized depreciation	(1,210,716)
Net unrealized appreciation	$1,782,914
Undistributed ordinary income	-
Undistributed long-term capital gain	-
Total distributable earnings	$-
Other accumulated losses	(965,887)
Total accumulated earnings	$817,027

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions. The tax character of distributions during the years ended December 31, 2011 and December 31, 2010 are as follows:

Distributions paid from:	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
Ordinary Income	$ 79,632	$ -
Long-term capital gains	$ 1,096,680	$ -

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had no post-October loss for currency and had post-October loss of $237,760 for capital, for the fiscal year ended December 31, 2011.

The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund. For the fiscal year ended December 31, 2011 undistributed net investment income was increased by $36,052, accumulated net realized losses were increased by $112,329, and additional paid-in capital was decreased by $148,381.

The permanent differences primarily relate to long-term capital gain dividend reclass, foreign currency adjustments, adjustments upon sales of partnerships and net operating losses.

3.	INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with UTC Fund Services, Inc. (the “Adviser”). Under the Fund’s investment management agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund.  U.S. Bank, N.A. serves as Custodian for the Fund.

4.	SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to certain affiliate entities for personal service and/or maintenance of shareholder accounts.  Service fees are calculated at 0.25% of each shareholder account opened with the Fund as a result of a sale made by the particular entity of the Fund’s shares.  The Fund incurred service fees of $38,002 under this agreement during the period ended June 30, 2012.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended.  Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares at 0.50% of the average daily net assets of the Fund.  In November 2002, the Fund entered into a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’), an affiliate of the Fund, a registered broker-dealer and subsidiary of the Trinidad & Tobago Unit Trust Corporation (“UTC”), the Fund’s sponsor, for distribution of Fund shares in the United States of America. For the period ended June 30, 2012, UTCFS and UTC earned $76,004.

5.	TRANSACTIONS WITH AFFILIATES

As of June 30, 2012, the Trinidad & Tobago Unit Trust Company (“TTUTC”) owned 70.34% percent of the outstanding shares of the Fund. The investment activities of TTUTC could have a material effect on the Fund.

For the period ended June 30, 2012 the Fund paid to its affiliates, $75,297, $76,004, $38,002 and $6,751 for advisory, distributions fees, services fees and for all board meeting expenses, respectively.

6.	GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

7.	SUBSEQUENT EVENTS

In preparing the financial statements, management has evaluated the events and transactions after June 30, 2012 for potential recognition and disclosure and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosures

8.	RESULT OF SPECIAL MEETINGS OF SHAREHOLDERS

At a Special Meeting of Shareholders of the UTC North American Fund held on January 26, 2012, shareholders approved the following proposal:

To elect six (6) directors to the Fund, two (2) of which have been previously elected to the Board of Directors by stockholders and four (4) others which have been recommended and nominated by the Nominating Committee and the Board of Directors.

Nominee	“Affirmative”	“Withheld”	Percent of Outstanding Fund Shares voted Affirmative
Ajata Mediratta	2,368,740.064	67.051	99.997%
Lucielle Mair	2,368,740.064	67.051	99.997%
Leon W. Thomas	2,368,740.064	67.051	99.997%
Dionne Hosten	2,368,740.064	67.051	99.997%
Peter Clark	2,368,740.064	67.051	99.997%
Marilyn Clarke-Andrews	2,368,740.064	67.051	99.997%

UTC North American Fund, Inc.
Disclosure Regarding the Board of Directors Approval of the
Investment Advisory Agreement for the UTC North American Fund

Members of the board of directors of the UTC North American Fund (the “Board”), including a majority of the Directors who are not affiliated with the Fund's investment adviser (the “Independent Directors”), met on February 15, 2012 to consider the renewal of the Fund's investment advisory agreement. Although the Independent Directors met specifically on that date to consider the renewal of the investment advisory contract, the Independent Directors received information periodically throughout the year that they considered in the investment advisory contract renewal process. Based on its evaluation of information provided by the UTC Fund Services, Inc. (the “Adviser”), in conjunction with the Fund's other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the investment management agreement for the Fund for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

1.
Nature, Extent and Quality of Services Provided to the Fund – The Board's analysis of the nature, extent and quality of the Adviser's services to the Fund took into account knowledge gained from the Board's regular quarterly meetings with the Adviser throughout the year. In addition, the Board reviewed and considered the Adviser's resources and key personnel involved in providing investment management services to the Fund and the Adviser's management history. The Board also considered other services that the Adviser provided for the Fund, such as the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund's investment restrictions, providing support services to the Board and the Audit Committee of the Board, oversight of the Fund's other service providers, and monitoring compliance with other applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided under the investment advisory agreement with the Adviser.

2.
Investment Performance of the Adviser and the Fund – In considering the investment performance of the Fund, the Board reviewed information regarding the Fund's performance in comparison to various stock market indices and also peer funds. With respect to the Fund's performance relative to stock market indices, the Board noted the Fund's performance relative to its benchmarks for the year ended December 31, 2011. The Board also considered the Adviser's quarterly portfolio commentary and review of the Fund's performance, including discussions of the reasons for the Fund's underperformance during certain periods. The Board also reviewed and compared the Fund's performance relative to other peer funds. After considering all of the information, the Board concluded that the Fund and its shareholders were likely to benefit from the Adviser's management of the Fund.

3.
Costs of Services Provided and Profits Realized by the Adviser – The Board examined the fee and expense information for the Fund relative to other funds of comparable size, character and investment objective. The Board noted the Fund's investment management fee and total expense ratio relative to peer funds. The Board also reviewed and considered management fees charged by the Adviser to other investment advisory clients. In light of all of the information that the Board received and considered, it concluded that the management fee and total expenses of the Fund were reasonable with respect to the services provided and the performance of the Fund.

4.
Economies of Scale and Fee Levels Reflecting Those Economies – The Board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of breakpoints in the investment management agreement fee schedule. The Board noted that the investment management fees were adjusted if economies of scale were realized as the Fund grew.

5.	Benefits Derived from the Relationship with the Fund – The Board noted that the Adviser received minimal ancillary benefits from its association with the Fund in the form of soft dollar research.

After consideration of the above factors as well as other factors, the Board, including a majority of the Independent Directors, concluded that the approval of the renewal of the Fund's advisory agreement was in the best interest of the Fund and its shareholders.

UTC North American Fund, Inc.

Availability of Proxy Voting Information:  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:  The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

UTC NORTH AMERICAN FUND, INC.

PRIVACY POLICY

We collect the following nonpublic personal information about you:

▪
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

UTC North American Fund, Inc.

DIRECTORS AND PRINCIPAL OFFICERS
Peter Clarke, Director, Chairman
Marilyn Clarke-Andrews, Director, Secretary
Ajatta Mediratta, Director
Lucille Mair, Director
Dionne Hosten, Director
Leon W. Thomas, Director
Amoy Van Lowe, President
Michelle Persad, Treasurer
Laura Alleyne, Chief Compliance Officer

INVESTMENT ADVISER
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

DISTRIBUTOR
UTC Financial Services USA, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Semi- Annual Report June 30, 2012 Unaudited

Item 2. Code of Ethics.

Not Applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not Applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not Applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics incorporated by reference to previous Form N-CSR filing on 3/4/2011.

(2) Certification for the President and Treasurer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund, Inc.

By  /s/ Amoy Van Lowe
      Amoy Van Lowe, President

Date  September 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By  /s/ Amoy Van Lowe
      Amoy Van Lowe, President

Date  September 5, 2012

By  /s/Michelle Persad
       Michelle Persad, Treasurer

Date  September 5, 2012